UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 24, 2008 (December 18, 2008)
R.G. BARRY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio	43147

(Address of principal executive offices)	(Zip Code)
(614) 864-6400

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 18, 2008, R.G. Barry Corporation (the “Company”) amended and restated its 2005 Supplemental Retirement Plan (“SERP”) to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), and to permit active participants to make transition relief elections under Section 409A. Previously, participants in the SERP were only entitled to distribution of their SERP benefit in a monthly life annuity upon their early retirement or normal retirement. The SERP now allows certain participants (i.e., participants in the SERP on the effective date of the restatement who have not otherwise received or begun receiving distributions under the SERP) to change the time and form of distribution of their SERP benefit to a single lump sum on a date the participant specifies to the Company prior to December 31, 2008. However, any such distribution date must be on or after January 1, 2009 and the decision must be made, and become irrevocable, by December 31, 2008. Currently, the only participant in the SERP is Daniel D. Viren, the Company’s Senior Vice President – Finance and Chief Financial Officer. Other than the foregoing changes and amendments to comply with Section 409A, the SERP remained unchanged.
     Also on December 18, 2008, the Company adopted the R. G. Barry Corporation 2008 Restoration Plan (the “2008 Restoration Plan”) to provide benefits to certain participants in the Company’s prior deferred compensation plan, the R.G. Barry Restoration Plan (the “1997 Restoration Plan”), in lieu of them receiving any benefits under the 1997 Restoration Plan. The 2008 Restoration Plan provides participants with the same amount they would have received under the 1997 Restoration Plan. However, under the 2008 Restoration Plan, participants may elect to receive distribution of their benefit in a lump sum and on a date specified in a writing delivered to the Company prior to the effective date of the 2008 Restoration Plan. The only participant in the 2008 Restoration Plan is Daniel D. Viren, the Company’s Senior Vice President – Finance and Chief Financial Officer. Other than the foregoing changes and amendments to comply with Section 409A, the 2008 Restoration Plan is identical to the 1997 Restoration Plan.
     The foregoing descriptions of the SERP and the 2008 Restoration Plan are qualified in their entirety by reference to the SERP and the 2008 Restoration Plan, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.
Section 9 — Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
(a) — (c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

10.1	R.G. Barry Corporation Amended and Restated 2005 Supplemental Retirement Plan

10.2	R.G. Barry Corporation 2008 Restoration Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.G. BARRY CORPORATION
Date: December 23, 2008	By:	/s/ Daniel D. Viren
Daniel D. Viren
Senior Vice President — Finance, Chief Financial Officer and Secretary